                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                         TMP WORLDWIDE INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                               TMP WORLDWIDE INC.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                  212-351-7000

                                          May 18, 2001

Dear Stockholder:

    You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 11:00 a.m. on Tuesday, June 12, 2001, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 24th Floor, New York, New York 10103.

    At the meeting you will be asked to elect six directors of the Company. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

    We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

    Thank you for your cooperation.

                                          Very truly yours,

                                          [LOGO]
                                          Andrew J. McKelvey
                                          Chairman of the Board
                                          of Directors and CEO

                               TMP WORLDWIDE INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                               NEW YORK, NEW YORK

                                                                    May 18, 2001

    The 2001 annual meeting of stockholders of TMP Worldwide Inc. will be held on Tuesday, June 12, 2001 at 11:00 a.m. at the offices of Fulbright & Jaworksi L.L.P., 666 Fifth Avenue, 24th Floor, New York, New York, 10103 for the following purposes:

    (1) To elect six directors to serve for the ensuing year; and

    (2) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    All stockholders of record at the close of business on May 15, 2001 will be entitled to notice of and to vote at the meeting or any postponements or adjournments of the meeting.

    All stockholders are cordially invited to attend the meeting in person. Stockholders who are unable to attend the meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the meeting may revoke their proxy and vote their shares in person.

                                          THOMAS G. COLLISON
                                          SECRETARY

                               TMP WORLDWIDE INC.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This proxy statement contains information related to the annual meeting of stockholders of TMP Worldwide Inc. to be held on Tuesday, June 12, 2001, beginning at 11:00 a.m. at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 24th Floor, New York, New York, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

    At our annual meeting, stockholders will act upon the matter outlined in the notice of meeting on the cover page of this proxy statement, consisting of the election of directors. In addition, management will report on the performance of the Company during 2000 and respond to questions from stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

    Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies were mailed to stockholders on or about May 18, 2001 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

WHO IS ENTITLED TO VOTE AT THE MEETING?

    Only stockholders of record at the close of business on May 15, 2001, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting, or any postponements and adjournments thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

    The Company has two classes of common stock: common stock and Class B common stock. Holders of both common stock and Class B common stock as of the record date will be entitled to participate at the meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK AND CLASS B COMMON
  STOCK?

    Each outstanding share of common stock will be entitled to one vote on each matter acted upon. Each outstanding share of Class B common stock will be entitled to ten votes on each matter acted upon.

    On May 15, 2001, there were 101,645,755 shares of common stock outstanding, and 4,762,000 shares of Class B common stock outstanding. Andrew J. McKelvey, our Chairman and CEO, holds all of the Class B common stock giving him approximately 45% of the combined voting power of the Company; except as set forth in the stock ownership chart on the following page, to the Company's knowledge, no other stockholder of the Company has in excess of 1% of the combined voting power of the Company. It is expected that Mr. McKelvey will vote for Proposal No. 1.

WHAT CONSTITUTES A QUORUM?

    The presence at the meeting in person or by proxy, of the holders of a majority of the outstanding shares of common stock and Class B common stock as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 101,645,755 shares of common stock, representing the same number of votes, were outstanding, and 4,762,000 shares of Class B common stock, representing in the aggregate 47,620,000 votes, were outstanding. Thus, the presence of holders representing at least 74,632,878 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rule of the New York Stock Exchange. The effect of broker non-votes on the specific items to be brought before the meeting is discussed under each item.

HOW DO I VOTE?

    If you complete and properly sign the accompanying proxy card and return it in the enclosed return envelope, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card or vote in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

    Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting alone will not itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

    Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote to approve Proposal
No. 1, for election of the nominated slate of directors to serve for the ensuing year, as set forth in the notice of meeting on the cover page of this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgement.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

    ELECTION OF DIRECTORS. The six nominees receiving the highest number of affirmative votes of the votes cast at the meeting either in person or by proxy, shall be elected as directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

    OTHER ITEMS. For each other item that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

    If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST NON-AFFILIATE OWNERS OF THE COMPANY'S STOCK?

    As of March 31, 2001, the largest non-affiliate owners of the Company's stock were:

                                                 AMOUNT AND NATURE OF
                                                BENEFICIAL OWNERSHIP OF                           PERCENTAGE OF
                                                 COMMON STOCK/CLASS B         PERCENTAGE OF          CLASS B
NAME OF BENEFICIAL OWNER                             COMMON STOCK             COMMON STOCK        COMMON STOCK
------------------------                        -----------------------   ---------------------   -------------
Putnam Investments, Inc.(1)...................         5,583,726                         5.3%     --

Janus Capital Corporation(2)..................        10,165,540                         9.6%     --

------------------------

(1) Putnam Investments, Inc. may be deemed to beneficially own 5,583,726 shares of our Common Stock which are held of record by clients of Putnam Investments, Inc. Putnam Investments, Inc. does not have sole voting or dispositive power with respect to any of the shares and has shared voting power with respect to 43,400 shares and shared dispositive power with respect to 5,583,726 shares. Information with respect to Putnam Investments, Inc. has been derived from their Schedule 13G dated
    February 22, 2001 as filed with the Securities and Exchange Commission.

(2) Janus Capital Corporation may be deemed to beneficially own 10,165,540 shares of our Common Stock which are held of record by clients of Janus Capital Corporation. Janus Capital Corporation has sole voting and dispositive power with respect to 10,165,540 of the shares and does not have shared voting power or dispositive power with respect to any shares. Information with respect to Janus Capital Corporation has been derived from their Schedule 13G/A dated February 15, 2001 as filed with the Securities and Exchange Commission.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

    The following table sets forth information as of March 31, 2001 (except as otherwise noted in the footnotes), regarding the beneficial ownership determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                 AMOUNT AND NATURE OF
                                                BENEFICIAL OWNERSHIP OF                   PERCENTAGE OF
                                                 COMMON STOCK/CLASS B     PERCENTAGE OF      CLASS B
NAME OF BENEFICIAL OWNER                             COMMON STOCK         COMMON STOCK    COMMON STOCK
------------------------                        -----------------------   -------------   -------------
Andrew J. McKelvey(1).........................        24,847,356          23.5     %      100     %
James J. Treacy(2)............................           744,037          *               --
Jeffrey C. Taylor(3)..........................           405,587          *               --
Steven B. Potter(4)...........................           409,847          *               --
Paul M. Camara(5).............................           322,033          *               --
George R. Eisele(6)...........................           154,926          *               --
Ronald J. Kramer(7)...........................            22,500          *               --
Michael Kaufman(8)............................            25,000          *               --
John Swann(9).................................            24,240          *               --
All directors and executive officers as a
  group (15 persons)(10)......................        27,771,093          26.3     %      100     %

------------------------

*   Less than 1%

(1) Includes 4,762,000 shares of Class B Common Stock which are convertible, on a share for share basis, into Common Stock. Each share of Class B Common Stock has ten votes per share. Also includes 4,115 shares of Common Stock owned by Mr. McKelvey's wife, 200 shares of Common Stock owned by Mr. McKelvey's daughter and 995 shares of Common Stock held by TMP's 401(k) Plan. Mr. McKelvey disclaims beneficial ownership of the shares owned by his wife.

(2) Includes 600 shares of Common Stock owned by Mr. Treacy's daughters, 995 shares of Common Stock held by TMP's 401(k) Plan, and 215,832 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(3) Includes 995 shares of Common Stock held by TMP's 401(k) Plan and 325,162 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(4) Includes 1,290 shares of Common Stock held in trust for the benefit of Mr. Potter's children, 93 shares of Common Stock held by TMP's 401(k) plan and 5,000 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(5) Includes 995 shares of Common Stock held by TMP's 401(k) Plan and 120,750 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(6) Includes 828 shares of Common Stock held by TMP's 401(k) Plan and 2,000 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(7) Consists of 22,500 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(8) Consists of 25,000 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(9) Consists of 24,240 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2001.

(10) Includes 4,762,000 shares of Class B Common Stock which are convertible, on a share for share basis, into Common Stock, 7,077 shares held by TMP's 401(k) plan and 22,098,435 shares beneficially owned. Also includes 903,581 shares subject to options which are exercisable within 60 days of March 31, 2001.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Six directors (constituting the entire Board) are to be elected at the annual meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the 2002 annual meeting and until their successors are duly elected and qualified. Each nominee has consented to serve if elected. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

    The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

                                                    YEAR FIRST                PRINCIPAL OCCUPATION
NOMINEE                                  AGE      BECAME DIRECTOR          DURING THE PAST FIVE YEARS
-------                                --------   ---------------   -----------------------------------------
Andrew J. McKelvey...................     66           1967         Chairman of the Board, CEO and a director
                                                                    since founding the Company in 1967.
                                                                    Mr. McKelvey has a B.A. from Westminster
                                                                    College. Mr. McKelvey was a member of the
                                                                    Board of Directors of the Yellow Pages
                                                                    Publishers Association and the
                                                                    Association of Directory Marketing from
                                                                    1994 through September 1996.

George R. Eisele.....................     64           1987         Director of the Company since September
                                                                    1987 and Executive Vice President of TMP
                                                                    Worldwide Direct, the Company's direct
                                                                    marketing division, since 1989.

James J. Treacy......................     43           1998         Director of the Company since September
                                                                    1998, Chief Operating Officer since
                                                                    February 1998, Executive Vice
                                                                    President-Finance and Strategy since
                                                                    April 1996. Mr. Treacy joined the Company
                                                                    in June 1994 as Chief Executive Officer
                                                                    of the Recruitment Division. Prior to
                                                                    joining the Company, Mr. Treacy was
                                                                    Senior Vice President -- Western
                                                                    Hemisphere Treasurer for the WPP Group
                                                                    USA, Inc.

Michael Kaufman......................     55           1997         Director of the Company since October
                                                                    1997. Until July 1, 2000, Mr. Kaufman was
                                                                    President of SBC/Prodigy Transition.
                                                                    Mr. Kaufman previously served as
                                                                    President and CEO of Pacific Bell's
                                                                    Consumer's Market Group. Prior thereto,
                                                                    Mr. Kaufman was the President and CEO of
                                                                    Pacific Bell Communications, a subsidiary
                                                                    of SBC Communications Inc., and from 1993
                                                                    through April 1997 he was the regional
                                                                    president for the Central and West Texas
                                                                    market area of Southwestern Bell
                                                                    Telephone. Mr. Kaufman holds a B.A. and
                                                                    an M.B.A. from the University of
                                                                    Wisconsin.

                                                    YEAR FIRST                PRINCIPAL OCCUPATION
NOMINEE                                  AGE      BECAME DIRECTOR          DURING THE PAST FIVE YEARS
-------                                --------   ---------------   -----------------------------------------
John Swann...........................     65           1996         Director of the Company since September
                                                                    1996. In 1995, Mr. Swann founded Cactus
                                                                    Digital Imaging Systems, Ltd., Canada's
                                                                    largest supplier of electronically
                                                                    produced large format color prints.

Ronald J. Kramer.....................     42           2000         Director of the Company since February
                                                                    2000. Mr. Kramer has been a managing
                                                                    director of Dresdner Kleinwort
                                                                    Wasserstein (formerly Wasserstein Perella
                                                                    & Co.) since July 1999. Prior thereto,
                                                                    Mr. Kramer was the Chairman and CEO of
                                                                    Ladenburg Thalmann Group Inc. and had
                                                                    been employed there for more than the
                                                                    last five years. Mr. Kramer is also a
                                                                    director of Griffon Corporation, Lakes
                                                                    Gaming and New Valley Corporation.

HOW ARE DIRECTORS COMPENSATED?

    BASE COMPENSATION. Each of the Company's non-employee directors receives $15,000 per year for services rendered as a director, plus a per meeting fee of $5,000 for each meeting of the board of directors or a committee of the board of directors attended in person after the fifth such meeting attended in person, plus reimbursement of expenses incurred in connection with his or her duties as director.

    OPTIONS. The Company adopted the 1996 Stock Option Plan for Non-Employee Directors (the "Directors' Plan"), pursuant to which options to acquire a maximum aggregate of 360,000 shares of Common Stock may be granted to non-employee directors. Pursuant to the Directors' Plan, each of Messrs. Kaufman and Swann, its only non-employee directors at the time, was granted an option to purchase 22,500 shares of common stock at a purchase price per share equal to the fair market value of the common stock on the date of such director's election to the Board of Directors ($11.81 in the case of Mr. Kaufman and $7.00 in the case of Mr. Swann). The options have a ten-year term and become exercisable as determined by the Compensation Committee. The options may be exercised by payment in cash, check or shares of common stock.

    The Company adopted the 1999 Long Term Incentive Plan pursuant to which each new non-employee director of the Company is automatically granted an option to purchase 22,500 shares of common stock upon his or her commencement of service as a non-employee director. Accordingly, Mr. Kramer received such option in February 2000, at an exercise price equal to the fair market value ($63.07) of the common stock on the date of grant. In addition, each non-employee director of the Company is automatically granted an option to purchase 5,000 shares of common stock under the 1999 Long Term Incentive Plan on the day following each annual meeting that occurs at least one year after the first anniversary of the date he or she first became a non-employee director. Accordingly, Messrs. Kaufman and Swann each received such option in June 2000. Automatic option grants will have a ten-year term and an exercise price equal to the fair market value of the common stock on the date of grant. Options granted to non-employee directors upon their commencement of service are 50% vested on the date of grant and will generally become fully vested on the first anniversary of the date of grant. Options granted to non-employee directors on an annual basis will generally become 50% vested on each of the first two anniversaries of the date of grant. The Company no longer makes grants under the Directors' Plan.

HOW OFTEN DID THE BOARD MEET DURING THE YEAR ENDED DECEMBER 31, 2000?

    During the fiscal year ended December 31, 2000, the Board of Directors held one meeting and acted fifteen times by unanimous written consent in lieu of a meeting. Each director attended at least 75% of the total number of meetings of the Board and the Committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

    The Board of Directors has standing Executive, Compensation, Audit and Strategy Committees.

    EXECUTIVE COMMITTEE. The Executive Committee possesses all of the powers of the Board except certain powers specifically reserved by Delaware law to the Board or the stockholders of the Company. The Executive Committee is currently composed of Messrs. McKelvey and Treacy. During 2000, the Executive Committee did not meet but acted four times by unanimous consent in lieu of a meeting.

    COMPENSATION COMMITTEE. The Compensation Committee is charged with recommending to the Board the compensation for the Company's executives and administering the Company's stock option and benefit plans. The Compensation Committee is currently composed of Messrs. Kramer and Kaufman. During 2000, the Compensation Committee did not meet but acted thirty-one times by unanimous consent in lieu of a meeting.

    AUDIT COMMITTEE. The Audit Committee is charged with recommending to the Board the appointment of independent auditors of the Company, as well as discussing and reviewing, with the independent auditors, the scope of the annual audit and results thereof. The Audit Committee is currently composed of Messrs. Kramer and Kaufman. During 2000, the Audit Committee met three times. The Company is currently in the process of indentifying and designating a new director to serve as a member of the Audit Committee in order to comply with relevant requirements.

    STRATEGY COMMITTEE. The Strategy Committee is charged with recommending to the Board strategic plans. The Strategy Committee is currently composed of Messrs. Kramer, Kaufman and Swann. During 2000, the Strategy Committee did not meet.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

VOTE REQUIRED

    The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

    THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1-ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 AUDIT MATTERS

WHAT SERVICES HAVE BEEN PROVIDED BY THE COMPANY'S AUDITORS?

    AUDIT FEES. The Company incurred professional fees from BDO Seidman, LLP ("BDO"), its principal auditor, and BDO International affiliate firms in the amount of $3,144,872 related to auditing and review services during 2000.

    ALL OTHER FEES. The Company incurred professional fees from BDO, its principal auditor, and BDO International affiliate firms in the amount of $4,348,664 related to other services during 2000 which include $2,064,850 in connection with acquisition consulting, due diligence and Securities and Exchange Commission filings related to acquisitions, $1,487,470 in connection with tax services, $397,695 in connection with statutory audits and reviews and $398,649 in connection with other services.

    The Company's Audit Committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended
December 31, 2000 were compatible with the auditors' independence.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of the Nasdaq National Market. The Audit Committee operates under a written charter adopted by the Board of Directors; the complete text of the charter, which reflects standards set forth in new SEC regulations and Nasdaq rules, is reproduced in the appendix to this proxy statement.

    As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

    - first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

    - second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to INDEPENDENCE STANDARDS BOARD STANDARD NO. 1); and

    - third, the Committee oversees management's implementation of effective systems of internal controls including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

    The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met three times during 2000.

    In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to STATEMENT ON AUDITING STANDARDS NOS. 61 (COMMUNICATION WITH AUDIT COMMITTEES) and 90 (AUDIT COMMITTEE COMMUNICATIONS).

    With respect to the Company's outside auditors, the Committee, among other things, discussed with BDO Seidman, LLP matters relating to its independence, including the disclosures made to the Committee as required by the INDEPENDENCE STANDARDS BOARD STANDARD NO. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES).

    Finally, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

    On the basis of these reviews and discussion, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
MICHAEL KAUFMAN
RONALD J. KRAMER

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee was formed in September, 1996 and currently consists of Messrs. Kramer and Kaufman, each of whom is an independent non-employee director. The Compensation Committee is charged with recommending to the Board of Directors the compensation for the Company's executives and administering the Company's stock option and benefit plans.

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE COMPENSATION?

    The Company believes that executive compensation should be closely related to increased stockholder value. One of the Company's strengths contributing to its successes is a strong management team, many of whom have been with the Company for a number of years. The Committee believes that low executive turnover has been instrumental to the Company's success, and that the Company's compensation program has played a major role in limiting executive turnover. The compensation program is designed to enable the Company to attract, retain and reward capable employees who can contribute to the continued success of the Company, principally by linking compensation with the attainment of key business objectives. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy. Accordingly, the Company's executive compensation program is designed to provide competitive compensation, support the Company's strategic business goals and reflect the Company's performance.

    The compensation program reflects the following principles:

    - Compensation should encourage increased stockholder value.

    - Compensation programs should support the short- and long-term strategic business goals and objectives of the Company.

    - Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions toward business goals.

    - Compensation programs should enable the Company to attract and retain highly qualified professionals.

    The Company's executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

    BASE SALARY. The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

    INCENTIVES. Incentives consist of stock options and cash awards paid to the Company's senior and middle management executives. Mr. McKelvey does not receive incentives. Cash incentive payments in 2000 to Mr. Treacy were based on obtaining operational efficiencies and spearheading the Company's investor relations. Mr. Taylor's cash incentive was based on growth in internet billings and traffic and growing brand awareness. Mr. Camara's bonus was based on new business goals and spearheading award winning advertising campaigns.
Mr. Potter's bonus was based on achieving growth targets and operational efficiencies in the executive search division.

    The Committee strongly believes that the pay program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of common stock of the Company at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, based on the Committee's discretionary evaluation. Options are granted at the prevailing market value of the Company's common stock and will only have value if the Company's stock price increases. Generally, grants of options vest over a period of time and executives must be employed by the Company for such options to vest.

HOW IS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED?

    As Chief Executive Officer and Chairman of the Board, Mr. McKelvey is compensated pursuant to an amended employment agreement, effective as of November 15, 1996 which extends through November 14, 2001. Pursuant to his amended employment agreement, the base salary for Mr. McKelvey was $500,000 during the Company's fiscal year ended December 31, 2000. Such base salary represents no increase over the previous year's salary. The amended employment agreement was entered into by the Company as a recognition of Mr. McKelvey's services to the Company as well as an acknowledgment of his stature in the industry.

    The aggregate compensation of Mr. McKelvey was deemed appropriate by the Compensation Committee considering the overall performance of the Company and Mr. McKelvey.

    HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

    Section 162(m) of the Code generally limits to $1,000,000 the annual income tax deduction for certain "non-performance based" compensation paid to the chief executive officer or any of the four other highest paid offices of a publicly held corporation. "Performance-based compensation" is not subject to the deduction limitation if certain requirements are met. Based on the transition rules set forth in the Code and the regulations promulgated thereunder, compensation payable to Mr. McKelvey under his employment agreement should be exempt from the non-deductibility provisions of Section 162(m) through the 2000 calendar year.

    The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. The Committee believes its compensation practices are directly tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders. In view of the Company's performance and achievement of goals and competitive conditions, the Compensation Committee believes that compensation levels during 2000 adequately reflect the Company's compensation goals and policies.

Members of the Compensation Committee

MICHAEL KAUFMAN
RONALD J. KRAMER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    On September 16, 1996, the Company's Board of Directors established a Compensation Committee, which currently consists of Messrs. Kramer and Kaufman to recommend compensation for the Company's executives and to administer the Company's stock option and other benefit plans. Prior to September 16, 1996, all matters concerning executive officer compensation were addressed by the entire Board of Directors. In February 2000 and in October 1997, Mr. Kramer and
Mr. Kaufman each received stock options to purchase 22,500 shares common stock, at an exercise price of $63.07 per share and $11.81 per share, respectively, equal to the fair market value on the date of grant. Additionally, Messrs. Kramer and Kaufman receive shares under the 1999 Long Term Incentive Plan which provides that each non-employee director be granted an option to purchase 5,000 shares of common stock on the day following each annual meeting that occurs at least one year after the first anniversary of the date they first became a non-employee director.

EMPLOYMENT AGREEMENTS

    The Company has entered into an amended employment agreement with Andrew J. McKelvey, effective as of November 15, 1996, for a term ending on November 14, 2001. The agreement provides for automatic renewal for successive one year terms unless either party notifies the other to the contrary at least 90 days prior to the expiration of the then current term. The agreement also provides that Mr. McKelvey will serve as Chairman of the Board and CEO of the Company and will be nominated for election as a director during all periods of his employment. Under the agreement, Mr. McKelvey was entitled to a base salary of $1,500,000 per year and until November 1998, when his agreement was amended, was entitled to mandatory quarterly bonuses of $375,000. Mr. McKelvey waived such bonuses. On May 1, 1999, the Company and Mr. McKelvey further amended the employment agreement to provide for an annual base salary of $500,000 and an annual bonus, based on exceeding earnings per share targets, not to exceed $500,000. Under the agreement, Mr. McKelvey may terminate his employment upon 90 days' prior written notice for any reason. The agreement also provides that in the event
Mr. McKelvey's employment is terminated by the Company prior to its expiration for reasons other than for "cause," the Company shall pay Mr. McKelvey his base salary for the remaining term of the agreement at the times it would have been payable had he remained employed. The agreement further provides that in the event of Mr. McKelvey's voluntary resignation, termination of his employment by the Company for cause or nonrenewal of the agreement, Mr. McKelvey shall not be entitled to any severance, and in the event of his disability or death he or his estate shall be paid his base salary for a period of 180 days after any such termination at the times it would have been payable had he remained employed. The agreement also contains confidentiality provisions, whereby Mr. McKelvey agrees not to disclose any confidential information regarding the Company and its affiliates. Mr. McKelvey was paid $350,000 in 2000 and in 2000 $150,000 was accrued and is expected to be paid in 2001.

    The Company has entered into a second amended employment agreement with James J. Treacy, effective as of October 1, 1999, for an indefinite term on an at-will basis. The agreement provides that either party may terminate the agreement for any reason. Pursuant to the agreement, Mr. Treacy will serve as Chief Operating Officer and Executive Vice President, Finance and Strategy of the Company for a base salary in 2000 of $475,000 and an annual bonus equivalent to a percentage, ranging from 25% to 50%, of his salary if certain goals mutually agreed upon by Mr. Treacy and the Chief Executive Officer are attained by Mr. Treacy and/or the Company. The agreement provides that in the event
Mr. Treacy is terminated for "cause" or voluntarily resigns, he shall not be entitled to any severance, and in the event Mr. Treacy is terminated by reason of his death, disability or for other reasons, he or his estate shall be entitled to his base salary and minimum annual bonus for a period of one year after the effective date of his termination payable at the times they would have been payable had he remained employed, less income earned by him from the performance of any personal services during such period. The agreement provides that in the event Mr. Treacy's employment is terminated by death all of his options shall become fully vested and exercisable for the shorter of one year or the balance of the term provided in the stock option agreement. The agreement contains confidentiality provisions, whereby Mr. Treacy agrees not to disclose any confidential information regarding the Company and its affiliates, as well as nonsolicitation provisions which prohibit Mr. Treacy from soliciting any active or prospective accounts of the Company or its affiliates for a period of one year following termination.

    The Company's subsidiary, TMP Interactive Inc., entered into a second amended and restated employment agreement with Jeffrey C. Taylor, effective as of August 28, 1998, for a term ending December 31, 2001. That agreement provides for automatic renewal for successive one year terms unless either party notifies the other to the contrary at least 60 days prior to its expiration. The agreement provides that Mr. Taylor will serve as Chief Executive Officer of TMP Interactive Inc. and currently provides Mr. Taylor with a base salary of $400,000 per year and annual bonuses of at least $100,000 per year based on formulae mutually agreed to by the parties. Under the agreement, Mr. Taylor may terminate his employment upon written notice for certain material alterations in his responsibilities, duties, and authorities or upon 90 days' prior written notice for any reason. The agreement provides that in the event Mr. Taylor's employment is terminated by TMP Interactive Inc. prior to its expiration for reasons other than cause or is terminated by Mr. Taylor for certain material alterations in his responsibilities, duties and authorities, TMP Interactive Inc. shall pay
Mr. Taylor his base salary and his annual bonus from the preceding year or, if not yet issued a minimum of $100,000 and all of Mr. Taylor's options to purchase TMP stock shall become fully vested and Mr. Taylor and his immediate family shall be provided with specified insurance for a period of one year. The agreement also provides that in the event of Mr. Taylor's voluntary resignation, termination of his employment by TMP Interactive Inc. for "cause" or non-renewal of the agreement, Mr. Taylor shall not be entitled to any severance, and in the event of his disability or death he or his estate shall be paid his base salary and certain other benefits for a period of 90 days at the times they would have been payable had he remained employed. The agreement contains confidentiality provisions, whereby Mr. Taylor agrees not to disclose any confidential information regarding TMP Interactive Inc. and its affiliates, as well as non-competition provisions. The non-competition covenants generally survive the termination or expiration of Mr. Taylor's employment for two years, provided that in certain circumstances TMP Interactive Inc. must pay Mr. Taylor one-half of his base salary and one-half of his $75,000 minimum annual bonus for the duration of the non-competition obligation. Mr. Taylor's agreement also prohibits him from soliciting or servicing customers or prospective customers of TMP Interactive Inc. and its affiliates for a period of two years following the termination or expiration of his employment.

    The Company entered into an employment agreement with Steven B. Potter, effective as of October 21, 1999, for a term ending October 21, 2001. The agreement currently provides a base salary of $400,000 per year with a minimum annual cash bonus of $1,000,000 payable semi-annually and a minimum annual equity bonus of $600,000 payable annually in either cash, Common Stock of the Company or options to purchase Common Stock of the Company or any combination thereof. Under the agreement, Mr. Potter may terminate his employment upon 60 days prior written notice for any reason. The agreement provides that in the event Mr. Potter's employment is terminated by the Company prior to the expiration of the agreement for reasons other than "cause" or is terminated by Mr. Potter for certain material alterations in his responsibilities, duties and authorities, the Company shall pay Mr. Potter his base salary and his annual cash bonus for the remaining period of time under the agreement and Mr. Potter and his immediate family shall be provided with specified insurance for the shorter of the remaining time under the agreement or one year. The agreement also provides that in the event of Mr. Potter's voluntary termination, termination of his employment by the Company for "cause", expiration of the term of the agreement, or termination by virtue of Mr. Potter's death or disability Mr. Potter shall not be entitled to any severance. The agreement contains confidentiality provisions, whereby Mr. Potter agrees not to disclose confidential information regarding the Company and its affiliates, as well as non-competition and non-solicitation provisions. The non-competition covenants generally survive the termination or expiration of Mr. Potter's employment until the greater of two years from the date of the agreement or six months after Mr. Potter ceases to be employed by the Company or its affiliates. The non-solicitation provisions survives the termination or expiration of Mr. Potter's employment until the greater of four years from the date of the agreement or two years after Mr. Potter ceases to be employed by the Company or its affiliates.

EXECUTIVE COMPENSATION SUMMARY TABLE

    The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by the Company as well as certain other compensation awarded, earned by and paid, during the fiscal years indicated, to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for such periods in all capacities in which they served.

                      EXECUTIVE COMPENSATION SUMMARY TABLE

                                                      ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                       --------------------------------------------------   -----------------------------
                                                                                                       AWARDS
                                                                                            -----------------------------
                                                                                OTHER        SECURITIES          ALL
         NAME AND PRINCIPAL                                                    ANNUAL        UNDERLYING         OTHER
              POSITION                   YEAR       SALARY       BONUS      COMPENSATION    OPTIONS/SARS    COMPENSATION
-------------------------------------  --------   ----------   ----------   -------------   -------------   -------------
Andrew J. McKelvey,
  Chairman of the Board and CEO......    2000     $  500,000           --      $ 3,400(1)            --           --

                                         1999        833,364           --       21,874(1)            --           --

                                         1998      1,500,000           --       21,395(1)            --           --

James J. Treacy,
  Chief Operating Officer and
  Executive Vice President-Finance
  and Strategy.......................    2000        475,000   $  118,750        3,400(2)            --           --

                                         1999        329,576       35,000        3,200(2)       400,000           --

                                         1998        231,100       35,000        3,200(2)       150,000           --

Jeffrey C. Taylor,
  CEO--TMP Interactive...............    2000        400,000      150,000       46,827(3)            --           --

                                         1999        400,000      112,500       67,375(3)     2,000,000           --

                                         1998        401,314       50,000       20,000(3)       200,000           --

Paul M. Camara,
  Executive Vice President-Creative/
  Sales/Marketing....................    2000        500,031      125,000        3,400(2)            --           --

                                         1999        359,148           --        3,200(2)       500,000           --

                                         1998        225,031           --        3,200(2)       200,000           --

Steven B. Potter
  CEO-Executive Search...............    2000        400,000    1,000,000        3,400(2)            --           --

                                         1999        200,000    3,242,138        3,200(2)        20,000           --

                                         1998        200,000    1,922,719        3,200(2)            --           --

------------------------------

(1) Matching contributions made to the Company's 401(k) Plan were $3,400, $3,200 and $3,200 in 2000, 1999 and 1998, respectively. Also includes lease payments for an automobile of $18,674 and $18,195 in 1999 and 1998, respectively.

(2) Represents matching contributions made to the Company's 401(k) Plan.

(3) Matching contributions made to the Company's 401(k) Plan were $3,400, 3,200 and $3,200 in 2000, 1999 and 1998, respectively. Also includes lease payments for an automobile of $16,800 in each of 1999 and 1998, and $43,427 and $47,375 in 2000 and 1999, respectively, representing Mr. Taylor's commission compensation.

OPTION GRANTS FOR 2000

    The Company did not make individual grants of stock options to its officers and directors named in the Summary Compensation Table during the year ended December 31, 2000.

OPTION VALUES FOR 2000

    The following table sets forth at December 31, 2000 (i) stock options exercised in 2000, (ii) the value realized upon the exercise of such options,
(iii) the number of securities underlying unexercised options and (iv) the value of unexercised options held by each of the executive officers named in the Summary Compensation Table:

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                          SHARES                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                         ACQUIRED                       OPTIONS AT YEAR END         OPTIONS AT YEAR END(1)
                            ON           VALUE      ---------------------------   ---------------------------
NAME                    EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   -----------   -----------   -------------   -----------   -------------
Andrew J. McKelvey....         --             --           --              --              --             --
James J. Treacy.......         --             --      215,832         477,500     $ 9,948,373    $16,411,938
Jeffrey C.
  Taylor(2)...........    295,187     15,550,432      325,162       1,764,401      10,880,745     56,133,064
Paul M. Camara(3).....     25,000      1,545,438      120,750         602,750       5,154,875     20,756,625
Steven B. Potter......         --             --        5,000          15,000          37,500        112,500

------------------------
(1) Computed based upon the difference between the Stock Option exercise price and $55.00, the closing price of the Company's Common Stock on December 31, 2000.

(2) During 2000, Mr. Taylor exercised options to purchase 51,687, 110,000 and 133,500 shares at exercise prices of $6.44, $7.50 and $13.44, respectively. The closing price of the Company's common stock on the dates of exercise ranged from $55.25 to $69.06.

(3) During 2000, Mr. Camara exercised options to purchase 25,000 shares at an exercise price of $6.44. The closing price of the Company's common stock on the date of exercise was $70.00.

STOCK OPTION AWARDS

    In January 1996, the Company's Board of Directors adopted the 1996 Stock Option Plan (the "Stock Option Plan"), which, as amended, provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-statutory stock options, to purchase an aggregate of up to 6,000,000 shares of the Common Stock of the Company. The Stock Option Plan permits the grant of options to officers, employees and consultants of the Company and its affiliates.

    In December 1998, the Company's Board of Directors adopted the Company's 1999 Long-Term Incentive Plan and granted options to purchase an aggregate of 666,000 shares of Common Stock to certain of its executive officers and directors. Such options were granted at a per share exercise price of $13.437, the fair market value of the Company's common stock on the date of grant. In 2000, no such grants were made to executive officers and directors named in the Summary Compensation Table above. The Company no longer makes grants under the 1996 Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Messrs. McKelvey, Eisele, Camara and Collison have approximately 69.4%, 10%, 5% and 5% interests, respectively, in International Drive, L.P., the lessor of the Company's 48,000 square foot office in Mt. Olive, New Jersey. This lease runs through December 2004 and the Company's rent for this space is $46,200 per month.

    On January 1, 1999, TMP Worldwide Communications Inc., the Company's Canadian recruitment advertising subsidiary, entered into a management agreement with TMPW Canada Inc., a recruitment advertising company owned by Mr. Swann, pursuant to which TMP Worldwide Communications Inc. provides management services in exchange for a percentage of the billings of TMPW Canada Inc. which is agreed to from time to time. The agreement has no stated term but is terminable by either party on 30 days' notice. For the year ended December 31, 2000, TMPW Canada Inc. paid approximately $795,000 to TMP Worldwide Communications Inc. for management services.

    Beginning in June 1999, the Company periodically used the service of an aircraft from a company owned by Mr. McKelvey, and in connection therewith, $561,000 was paid during the year ended December 31, 2000.

    The Company believes that all transactions with the aforementioned directors and executive officers were made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties and were approved or ratified by the entire Board, including disinterested directors.

                               PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                     12/12/96  12/31/96  12/31/97  12/31/98  12/31/99  12/29/00
TMP Worldwide Inc.        100     91.07    164.29       300   1014.29    785.71
SIC Code Index            100     94.93    136.82    195.17    364.11     279.6
NASDAQ Market index       100     99.77    122.04    172.13    303.59    190.82

    The above Graph compares the performance of the Company from December 12, 1996, the date that the Company's Common Stock commenced trading on the Nasdaq National Market, through December 31, 2000, against the performance of the Nasdaq National Market Index and the Company's Peer Group (SIC Code Index) for the same period. The companies included in the Company's Peer Group are Catalina Marketing Corp., Cordiant Communications Group plc, Digital Generation
Systems, Inc., Entertainment International, Greenstone Roberts, Grey Global Group, Inc., Havas Advertising Ads, Hearme Incorporated, Interpublic Group of Companies, Inc., Lamar Advertising Co., Leapnet, Inc., Lifeminders.com Inc., Obie Media Corp., Omnicom Group, Inc., Princeton Video

Image, Promotions.com Inc., Publicis Groupe SA Ads, Saatchi & Saatchi plc, True North Communications, Valueclick Inc. and WPP Group plc.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    BDO Seidman, LLP has been the independent auditor for the Company since November 15, 1992 and will serve in that capacity for the 2001 fiscal year. A representative of BDO Seidman, LLP will be present (either in person or by telephone) at the meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Stockholder proxies obtained by the Board of Directors in connection with the annual meeting of stockholders in the year 2002 will confer on the proxyholders discretionary authority to vote on any matters presented at the meeting which were not included in the proxy statement, unless notice of the matter to be presented at the meeting is provided to the Company's Corporate Secretary not later than March 10, 2002.

    All stockholder proposals which are intended to be presented at the 2002 annual meeting of the Company must be received by the Company no later than January 18, 2002 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

    The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors

                                          Thomas G. Collison
                                          SECRETARY

Dated: May 18, 2001

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: TMP WORLDWIDE INC.,
ATTENTION: MYRON F. OLESNYCKYJ, ESQ., 622 THIRD AVENUE, NEW YORK, NEW YORK
10017.

                                                                        APPENDIX

                               TMP WORLDWIDE INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

    It is the objective of the Audit Committee of the Board of Directors of TMP Worldwide Inc. ("TMPW" or the "Company") to provide assistance to the corporate directors in fulfilling fiduciary responsibilities to the shareholders and investment community relating to internal controls, corporate accounting, auditing and the quality and integrity of the financial reports and reporting practices of the Company. In doing so, it is the responsibility of the Audit Committee to maintain open means of communication between the directors, the independent accountants, the internal auditors and the financial management of the Company.

MEMBERS

    The Audit Committee of the Board of Directors shall consist of at least two directors who shall be elected annually by the Board. The members shall be independent of senior management and the operating executives. Members shall be considered independent if they have no relationship to TMPW that may interfere with the exercise of their independence from management and the Company. One of the members shall be designated Chairman by the Board.

    All directors selected by the Company are required to have the ability to read and understand fundamental financial statements. At least one of the Company's directors must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following are the principal recurring processes of the audit committee in carrying out its oversight responsibilities.

    - Recommend to the Board of Directors annually, after consultation with the Chairman of the Board of Directors-Chief Executive Officer and appropriate financial management, the independent accountants to be selected by TMPW as its independent auditors. The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee of TMP Worldwide, as representatives of the Company's shareholders.

    - Discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Review proposed fees and determine whether any other professional services provided by the independent accountants could adversely affect their independence.

    - Meet with the independent auditors and TMPW's financial management to review the scope of the proposed external audit for the current year and the audit procedures to be utilized, and review the completed audit including any comments or recommendations of the independent accountants.

    - Evaluate with internal audit, the independent accountants and TMPW's financial management, together and separately, the adequacy and effectiveness of the Company's internal administrative, business process, accounting and financial controls, and elicit any recommendations to correct any material weaknesses in such controls.

    - With counsel, appropriate financial management, and the independent accountants, review programs being maintained by management with respect to compliance with laws and regulations relating to financial matters.

    - Review TMPW's internal audit function, including the proposed internal audit plan for the coming year and the coordination of such plan with the external auditors and any outside internal audit co-source contractors. Ascertain, through discussion with the independent accountants and internal audit members, whether the scope and procedures of the plan are adequate to meet the objectives set forth in the Internal Audit Department CHARTER. Review the Audit Committee CHARTER periodically, but at least annually, and update it as conditions dictate.

    - Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Review with the independent accountants those major accounting policy changes that could impact the Company. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

    - Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

    - The Audit Committee may investigate any matter within the scope of its duties or brought to its attention by the Board of Directors, with the power to retain outside counsel for this purpose, subject to prior approval of the Board. However, in no way is it intended that the Audit Committee shall alter the traditional roles and responsibilities of management and independent accountants with respect to internal administrative, business process and accounting controls and financial statement presentation.

MEETINGS

    - The Committee will hold a minimum of one regular meeting per year, and additional meetings, as the Chairman of the Audit Committee may deem necessary. In addition to the committee members, these meetings normally will be attended by representatives of the independent accountants and by the Director of Internal Audit. The Senior Vice President-Chief Financial Officer and any other principal financial and legal officers, as well as the Chairman-Chief Executive Officer and the Executive Vice President-Chief Operating Officer may attend, except for portions of the meetings where their presence would be inappropriate, as determined by the Chairman of the Audit Committee. Minutes will be kept of all meetings.

                               TMP WORLDWIDE INC.
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

      The undersigned hereby appoints Andrew J. McKelvey and Thomas Collison, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 24th Floor, New York, New York 10103 at 11:00 A.M. on Tuesday, June 12, 2001, and at any adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as directed on the reverse side hereof.

      Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

                  (To be Completed, Signed and Dated on Reverse Side)

/X/ Please mark your votes as in this example.


FOR         WITHHOLD
/_/           /_/        1.  ELECTION OF DIRECTORS


Nominees:

Andrew J. McKelvey
George R. Eisele
Ronald J. Kramer
Michael Kaufman
John Swann
James J. Treacy


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.)


------------------------------------------------------


2. Transaction of such other business as may properly come before the meeting and any adjournments thereof.

NOTE: THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.


SIGNATURE ___________________________ DATE ________________


SIGNATURE ___________________________ DATE ________________
          (SIGNATURE IF HELD JOINTLY)


NOTE: Please mark, date and sign exactly as name appears hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners must sign. PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.